SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 13, 2002

W.W. Grainger, Inc. (Exact Name of Registrant as Specified in its Charter)

Illinois (State or Other Jurisdiction of Incorporation)

1-5684 (Commission File Number)	36-1150280 (I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois (Address of Principal Executive Offices)	60045-5201 (Zip Code)

(847) 535-1000 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

  (c) Exhibits (numbered in accordance with Item 601 of regulation S-K).

Exhibit No.	Document Description
99.1	Chief Executive Officer statement pursuant to SEC Order 4-460
99.2	Chief Financial Officer statement pursuant to SEC Order 4-460
99.3	Chief Executive Officer certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.4	Chief Financial Officer certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure

The registrant reports the following:

(i) the information included as Exhibits 99.1 and 99.2 to this report, consisting of copies of statements pursuant to Securities and Exchange Commission Order 4-460, which statements were submitted to the Securities and Exchange Commission on August 13, 2002.

(ii) the information included as Exhibits 99.3 and 99.4 to this report, consisting of copies of certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certifications accompanied the Quarterly Report on Form 10-Q filed by the registrant with the Securities and Exchange Commission on August 13, 2002.

The information in this report, including the exhibits thereto, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002

W.W. GRAINGER, INC.

By: /s/ John L. Howard
John L. Howard Senior Vice President and General Counsel